Exhibit 10.1

$130,000,000

PROSPECT CAPITAL CORPORATION

5.375% Senior Convertible Notes Due 2017

PURCHASE AGREEMENT

April 11, 2012

GOLDMAN, SACHS & CO.,

As Representative of the several

Initial Purchasers named in Schedule I attached hereto,

c/o Goldman, Sachs & Co.

200 West Street
New York, New York 10282

Ladies and Gentlemen:

Prospect Capital Corporation, a corporation organized under the laws of Maryland (the “Company”), Prospect Capital Management LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”) and Prospect Administration LLC, a Delaware limited liability company (the “Administrator”), confirm their agreement (this “Agreement”) with you as follows:

The Company proposes, upon the terms and conditions set forth in this Agreement, to issue and sell to you, as the initial purchasers (the “Initial Purchasers”), $130,000,000 in aggregate principal amount of its 5.375% Senior Convertible Notes due 2017 (the “Firm Securities”).  The Securities (as defined below) will (i) have terms and provisions that are summarized in the Pricing Disclosure Package (as defined below) and Offering Memorandum (as defined below) and (ii) are to be issued pursuant to an Indenture (the “Indenture”) to be entered into between the Company and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”).  In addition, the Company proposes to grant to the Initial Purchasers the option to purchase from the Company up to an additional $20,000,000 in aggregate principal amount of the Company’s 5.375% Senior Convertible Notes due 2017 (the “Additional Securities”).  The Firm Securities and the Additional Securities are hereinafter collectively sometimes referred to as the “Securities.” The Securities will be convertible into shares of the Company’s common stock (par value $0.001 per share) (the “Underlying Securities”).  This is to confirm the agreement concerning the purchase of the Securities from the Company by the Initial Purchasers.

The Company has entered into an investment advisory and management agreement, dated as of June 24, 2004, as renewed on May 9, 2011 by the Board of Directors of the Company (the “Investment Advisory Agreement”), with the Adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).  The Company has entered into an administration agreement, dated as of June 24, 2004, as renewed on May 9, 2011 by the Board of Directors of the Company (the “Administration Agreement”), with the Administrator.

1.             Purchase and Resale of the Securities.  The Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended, and the rules and regulations of the Commission (as defined below) thereunder (the “Securities Act”), in reliance on an exemption pursuant to Section 4(2) under the Securities Act.  The Company has prepared a preliminary offering memorandum, dated April 10, 2012 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule II (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Offering Memorandum and an offering memorandum, dated April 11, 2012 (the “Offering Memorandum”), setting forth information regarding the Company and the Securities.  The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule III hereto are collectively referred to as the “Pricing Disclosure Package.” The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers. “Applicable Time” means 9:15 a.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “Exchange Act”), on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be.  Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date.  All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and their counsel deem necessary):

THE SECURITIES AND THE UNDERLYING SECURITIES, IF ANY, ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, AND NOT SUBJECT TO, REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.               REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.               AGREES FOR THE BENEFIT OF PROSPECT CAPITAL CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY, AND THE TRANSFER AGENT, IN THE CASE OF ANY COMMON STOCK ISSUED UPON THE CONVERSION OF THE NOTES, AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE OR OTHERWISE ACQUIRE THIS NOTE OR A BENEFICIAL INTEREST HEREIN.

You have advised the Company that you will make offers (the “Exempt Resales”) of the Securities purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to persons (the “Eligible Purchasers”) whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”).  You will offer the Securities to Eligible Purchasers initially at a price equal to 97.75% of the principal amount thereof plus accrued interest, if any.  Such price may be changed at any time after providing reasonable notice to the Company but such price must be the same for the Firm Securities and the Additional Securities.

2.             Representations, Warranties and Agreements of the Company.  The Company represents, warrants and agrees, and the Adviser and the Administrator, jointly and severally, represent, warrant and agree, as follows:

(a)           Rule 144A Eligibility. When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a United States national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system. For so long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

(b)           No Registration Required; No General Solicitation. Subject to the accuracy of the representations and warranties of the Initial Purchasers and the compliance by the Initial Purchasers with the procedures set forth in Section 4(b), it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and Exempt Resales of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939 (the “1939 Act”).  No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company, any of its affiliates or any other person acting on its or their behalf (other than you or any of your affiliates or any other person acting on your behalf, as to whom the Company makes no representation) in connection with the offer and sale of the Securities.

(c)           Accurate Disclosure. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through Goldman, Sachs & Co., as representative of the Initial Purchasers (the “Representative”) by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 9(e). The Offering Memorandum will not, as of its date, as of the Closing Date, and as of any Option Closing Date (as defined in Section 4(a) herein), if applicable, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 9(e).

(d)           Free Writing Offering Document. The Company has not made any offer to sell or solicitation of an offer to buy the Securities that would constitute (i) a “free writing prospectus” (as defined in Rule 405 under the Securities Act) or (ii) an “advertisement” or “other sales material” (as contemplated by Rule 482 of the Securities Act), in each case, if the offering of the Securities was made pursuant to a registered offering under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representative; any such Free Writing Offering Document, the use of which has been previously consented to by the Initial Purchasers, is set forth substantially in form and substance as attached hereto on Schedule III.

(e)           [Reserved].

(f)            No Integration. Neither the Company, any of its affiliates nor any other person acting on its or their behalf has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act or the interpretations thereof by the Commission. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Representative), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under the Securities Act.

(g)           Use of Offering Memorandum. The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales.  No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

(h)           Independent Accountant. BDO USA, LLP, which has expressed its opinion with respect to certain of the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission and included in the Pricing Disclosure Package and Offering Memorandum, is an independent registered public accounting firm as required by the Securities Act and Exchange Act.

(i)            Preparation of the Financial Statements. The financial statements (together with the related schedules and notes) filed with the Commission and included in the Pricing Disclosure Package and Offering Memorandum present fairly the consolidated financial position of the Company as of and at the dates indicated and the results of its operations and cash flows for the periods specified.  Such financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  The consolidated selected financial data included in the Pricing Disclosure Package and Offering Memorandum presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with the consolidated financial statements included or incorporated by reference in the Pricing Disclosure Package and Offering Memorandum.  All disclosures contained in the Pricing Disclosure Package and the Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(j)            Internal Control Over Financial Reporting.  The Company maintains a system of internal control over financial reporting sufficient to provide reasonable assurances that financial reporting is reliable and financial statements for external purposes are prepared in accordance with GAAP and includes policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with the authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

(k)           Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including material information pertaining to the Company’s operations and assets managed by the Adviser, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within the Company and the

Adviser, and such disclosure controls and procedures are effective to perform the functions for which they were established.

(l)            No Material Adverse Change.  Except as otherwise disclosed in the Pricing Disclosure Package and/or the Offering Memorandum, subsequent to the respective dates as of which information is given in the Pricing Disclosure Package and/or the Offering Memorandum:  (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, net asset value, prospects, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or a material adverse effect on the performance by the Company of the performance of this Agreement, the Indenture, the Securities or the consummation of any of the transactions contemplated hereby or thereby (any such change or effect, where the context so requires is called a “Material Adverse Change” or a “Material Adverse Effect”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business or entered into any material transaction or agreement not in the ordinary course of business; and (iii) except for regular periodic dividends on the common stock of the Company, there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or, except for any repurchases under the Company’s share repurchase program which repurchases shall be made in compliance with applicable law, repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(m)          Good Standing of the Company and its Subsidiaries.  The Company and each of its subsidiaries have been duly incorporated or organized, as the case may be, and are validly existing as corporations or other entities, as the case may be, in good standing under the laws of the jurisdiction of their incorporation or organization, as applicable, and have the corporate or other applicable power and authority to own, lease and operate their properties and to conduct their business as described in the Pricing Disclosure Package and Offering Memorandum and, in the case of the Company, to enter into and perform its obligations under this Agreement.  Each of the Company and its subsidiary is duly qualified as a foreign corporation or entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change or a Material Adverse Effect.  All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

(n)           Subsidiaries of the Company.  The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or other entity other than (i) 100% of the equity interests in Prospect Capital Funding, LLC and Patriot Capital Funding LLC I and (ii) those corporations or other entities described in the Pricing Disclosure Package and Offering Memorandum under the caption “Portfolio Companies” (each a “Portfolio Company” and collectively, the “Portfolio Companies”).  Except as otherwise disclosed in the Pricing Disclosure Package and Offering Memorandum, the Company does not control (as such term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “Investment Company Act”)) any of the Portfolio Companies.  Except as otherwise disclosed in the Pricing Disclosure Package and Offering Memorandum, the Company is not required, in accordance with Article 6 of Regulation S-X under the Securities Act, to consolidate the financial statements of any corporation, association or other entity with the Company’s financial statements other than Prospect Capital Funding, LLC.

(o)           Portfolio Companies.  The Company has duly authorized, executed and delivered any agreements pursuant to which it made the investments described in the Pricing Disclosure Package and Offering Memorandum under the caption “Portfolio Companies” (each a “Portfolio Company Agreement”).  To the Company’s knowledge, except as otherwise disclosed in the Pricing Disclosure Package and Offering Memorandum, each Portfolio Company is current, in all material respects, with all its obligations under the applicable Portfolio Company Agreements, no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred under such agreements, except to the extent that any such failure to be current in its obligations and any such default would not reasonably be expected to result in a Material Adverse Change or a Material Adverse Effect.

(p)           BDC Election; Regulated Investment Company.  The Company has elected to be regulated as a business development company under the Investment Company Act and has filed with the Commission, pursuant to Section 54(a) of the Investment Company Act, a duly completed and executed Form N-54A (the “Company BDC Election”); the Company has not filed with the Commission any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the Investment Company Act; the Company’s BDC Election remains in full force and effect, and, to the Company’s knowledge, no order of suspension or revocation of such election under the Investment Company Act has been issued or proceedings therefore initiated or threatened by the Commission.  The operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act applicable to business development companies and the rules and regulations of the Commission applicable to business development companies.

(q)           Authorization of Agreements. This Agreement has been duly authorized, executed and delivered by the Company; the Investment Advisory Agreement has been duly authorized, executed and delivered by the Company; and the Administration Agreement has been duly authorized, executed and delivered by the Company; the Investment Advisory Agreement and the Administration Agreement constitute valid and legally binding agreements of the Company, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) or similar laws affecting creditors’ rights generally and (ii) rights to indemnification and contribution may be limited to equitable principles of general applicability or by state or federal securities laws or the policies underlying such law.

(r)            Authorization and Description of Securities.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Pricing Disclosure Package and Offering Memorandum, in each case, of the date thereof under the caption “Capitalization” and

“Selected Condensed Financial Data.”  The Securities and the Underlying Securities conform in all material respects to the description thereof contained in the Pricing Disclosure Package and Offering Memorandum.  All issued and outstanding shares of common stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and have been offered and sold or exchanged by the Company in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects.  None of the outstanding shares of common stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.  No shares of preferred stock of the Company have been designated, offered, sold or issued and none of such shares of preferred stock are currently outstanding.

(s)           Securities. The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Securities.  The Securities have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Securities by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(t)            Indenture. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture.  The Indenture has been duly and validly authorized by the Company, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales.  The Indenture will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(u)           Underlying Securities. The Company has all the requisite corporate power and authority to issue the Underlying Securities issuable upon conversion of the Securities.  The Underlying Securities have been duly and validly authorized by the Company and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

(v)           Disclosure. The statements set forth in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of the Notes,” insofar as they purport to constitute a summary of the terms of the Securities and under the captions “Material U.S. Federal Income Tax Considerations,” and “Certain Relationships and

Transactions,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

(w)          Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  Neither the Company nor any subsidiary is in violation of or default under its (i) charter, articles or certificate of incorporation, by-laws, or similar organizational documents; (ii) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument, including any Portfolio Company Agreement, the Investment Advisory Agreement and the Administration Agreement, to which the Company or any of its subsidiaries is a party or bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.  The Company’s execution, delivery and performance of this Agreement, the Indenture, the issuance and sale of the Securities (including the issuance of the Underlying Securities upon conversion thereof) and consummation of the transactions contemplated hereby and thereby and by the Pricing Disclosure Package and Offering Memorandum (i) have been duly authorized by all necessary corporate action, have been effected in accordance with the Investment Company Act and will not result in any violation of the provisions of the charter, articles or certificate of incorporation or by-laws of the Company or similar organizational documents of any subsidiary, (ii) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any existing instrument, except for such conflicts, breaches, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Effect and (iii) will not result in any material violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement, the Indenture, the issuance and sale of the Securities (including the issuance of the Underlying Securities upon conversion thereof) or consummation of the transactions contemplated hereby and thereby and by the Pricing Disclosure Package and the Offering Memorandum, except such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws, the NASDAQ Global Select Market (the “NASDAQ”) or any Form D with the Commission in connection with the purchase and distribution of the Securities by the Initial Purchasers.

(x)            Intellectual Property Rights.  The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as described in the Pricing Disclosure Package and the Offering Memorandum; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect.  To the Company’s knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons.

(y)           Compliance with Environmental Law.  To the knowledge of the Company, the Adviser and the Administrator, the Company, its subsidiaries and each controlled Portfolio Company (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(z)            All Necessary Permits, etc.  The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not result in a Material Adverse Effect and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Effect.

(aa)         Investment Advisory Agreement.  (i) The terms of the Investment Advisory Agreement, including compensation terms, comply in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act and (ii) the approvals by the Board of Directors and the initial stockholder of the Company of the Investment Advisory Agreement have been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be regulated as business development companies under the Investment Company Act.

(bb)         Absence of Proceedings.  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company, which is required to be disclosed in the Pricing Disclosure Package and/or the Offering Memorandum (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement, the Indenture, the Securities or the performance by the Company of its obligations hereunder and thereunder.  The aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the Pricing Disclosure Package or the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(cc)         Subchapter M.  During the past fiscal year, the Company has been organized and operated, and is currently organized and operates, in compliance in all material respects with the requirements to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M of the Code” and the “Code,” respectively).  The Company intends to direct the investment of the proceeds of the offering described in the Pricing Disclosure Package and Offering Memorandum in such a manner as to comply with the requirements of Subchapter M of the Code.

(dd)         Tax Law Compliance.  The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments or penalties as may be contested in good faith and by appropriate proceedings.  The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in the Pricing Disclosure Package and Offering Memorandum in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.  The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company or any subsidiary that could result in a Material Adverse Effect.

(ee)         Distribution of Offering Materials.  The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package, Offering Memorandum, any Free Writing Offering Document or other materials, if any, permitted by the Securities Act or the Investment Company Act.

(ff)           Registration Rights.  Except as otherwise described in the Pricing Disclosure Package and Offering Memorandum, there are no persons with registration rights or other similar rights to have any securities registered by the Company under the Securities Act.

(gg)         Nasdaq Global Select Market.  The Company’s shares of common stock are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed for quotation on the NASDAQ.  The Company has taken no action designed to, or likely to have the effect of, terminating the registration of its common stock under the Exchange Act or delisting its common stock from the NASDAQ, nor has the Company received any notification that the Commission or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is contemplating terminating such registration or listing.  The Company has continued to satisfy, in all material respects, all requirements for listing its common stock for trading on the NASDAQ.

(hh)         No Price Stabilization or Manipulation.  The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Underlying Securities; provided, however, that the Initial Purchasers acknowledge the Company may from time to time repurchase shares of its common stock pursuant to its share repurchase program, which repurchases shall be made in compliance with applicable law.

(ii)           Compliance with the Exchange Act and the Investment Company Act; Reports Filed.  The documents filed by the Company with the Commission under the Exchange Act, including the Exchange Act Reports, and the Investment Company Act, complied, and will comply in all material respects, with the requirements of the Exchange Act and the Investment Company Act, as applicable, and, with respect to the Exchange Act Reports, as of their respective dates of filing, as of the date hereof, the Applicable Time, and as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has filed all reports required to be filed pursuant to, the Investment Company Act and the Exchange Act except where the failure to file such reports would not have a Material Adverse Effect.

(jj)           Interested Persons.  Except as disclosed in the Pricing Disclosure Package and Offering Memorandum (i) no person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the Investment Company Act and the Advisers Act, and (ii) to the knowledge of the Company, no director of the Company is an “interested person” (as defined in the Investment Company Act) of the Company or an “affiliated person” (as defined in the Investment Company Act) of the Initial Purchasers except as otherwise disclosed in the Pricing Disclosure Package and Offering Memorandum.

(kk)         No Unlawful Contributions or Other Payments.  Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Pricing Disclosure Package and the Offering Memorandum.

(ll)           No Outstanding Loans or Other Indebtedness.  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of them, except as disclosed in the Pricing Disclosure Package and Offering Memorandum.

(mm)       Compliance with Laws.  The Company has not been advised, and has no knowledge, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result, individually or in the aggregate, in a Material Adverse Effect.

(nn)         Compliance with the Sarbanes-Oxley Act of 2002.  The Company has complied in all material respects with Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and has made the evaluations of the Company’s disclosure controls and procedures required under Rule 13a-15 under the Exchange Act.

(oo)         Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

(pp)         Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(qq)         OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use any of the proceeds received by the Company from the sale of Securities or the Underlying Securities contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Company, the Adviser or Administrator and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company, Adviser or Administrator (as applicable) to the Initial Purchasers as to the matters covered thereby.

3.             Representations and Warranties of the Adviser and the Administrator. The Adviser and the Administrator, jointly and severally, represent, warrant and agree as follows:

(a)           No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Pricing Disclosure Package and the Offering Memorandum, except as otherwise stated therein, there has been no material adverse change in the financial condition, or in the earnings, business affairs, operations or regulatory status of the Adviser or the Administrator or any of their respective subsidiaries, whether or not arising in the ordinary course of business, that would reasonably be expected to result in a Material Adverse Effect, or would otherwise reasonably be expected to prevent the Adviser or the Administrator from carrying out its obligations under the Investment Advisory Agreement (an “Adviser Material Adverse Change” or an “Adviser Material Adverse Effect,” where the context so requires) or the Administration Agreement (an “Administrator Material Adverse Change” or an “Administrator Material Adverse Effect,” where the context so requires).

(b)           Good Standing.  Each of the Adviser and the Administrator (and each of their subsidiaries) has been duly organized and is validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum and to enter into and perform its obligations under this Agreement; the Adviser has full power and authority to execute and deliver and perform its obligations under the Investment Advisory Agreement; the Administrator has full power and authority to execute and deliver the Administration Agreement; and each of the Adviser and the Administrator is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to qualify or be in good standing would not otherwise reasonably be expected to result in an Adviser Material Adverse Effect or an Administrator Material Adverse Effect, as applicable.

(c)           Registration Under Advisers Act.  The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement for the Company as contemplated by the Pricing Disclosure Package and the Offering Memorandum.  There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding, which might adversely affect the registration of the Adviser with the Commission.

(d)           Absence of Proceedings.  There is no action, suit or proceeding or, to the knowledge of the Adviser or the Administrator, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser or the Administrator, threatened, against or affecting either the Adviser or the Administrator, which is required to be disclosed in the Pricing Disclosure Package and the Offering Memorandum (other than as disclosed therein), or which would reasonably be expected to result in an Adviser Material Adverse Effect or Administrator Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement, the Investment Advisory Agreement or the Administration Agreement; the aggregate of all pending legal or governmental proceedings to which the Adviser or the Administrator is a party or of which any of its respective property or assets is the subject which are not described in the Pricing Disclosure Package and the Offering Memorandum, including ordinary routine litigation incidental to their business, would not reasonably be expected to result in an Adviser Material Adverse Effect or Administrator Material Adverse Effect.

(e)           Absence of Defaults and Conflicts.  Neither the Adviser nor the Administrator is in violation of its certificate of formation or limited liability company operating agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Adviser or the Administrator is a party or by which it or any of them may be bound, or to which any of the property or assets of the Adviser or the Administrator is subject, or in violation of any law, statute, rule, regulation, judgment, order or decree except for such violations or defaults that would not reasonably be expected to result in an Adviser Material Adverse Effect or an Administrator Material Adverse Effect, as applicable; and the execution, delivery and performance of this Agreement, the Investment Advisory Agreement, the Administration Agreement, and the consummation of the transactions contemplated herein and therein and in the Pricing Disclosure Package and the Offering Memorandum (including the issuance and sale of the Securities and Underlying Securities and the use of the proceeds from the sale of the Securities and Underlying Securities as described in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds”) and compliance by the Adviser with its obligations hereunder and under the Investment Advisory Agreement  and by the Administrator with its obligations hereunder and under the Administration Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser or the Administrator pursuant to such Agreement except for such violations or defaults that would not reasonably be expected to result in an Adviser Material Adverse Effect or an Administrator Material Adverse Effect, as applicable, nor will such action result in any violation of the provisions of the limited liability company operating agreement of the Adviser or Administrator, respectively; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Adviser, the Administrator, or any of their respective assets, properties or operations except for such violations that would not reasonably be expected to result in an Adviser Material Adverse Effect or an Administrator Material Adverse Effect, as applicable.

(f)            Authorization of Agreements.  This Agreement has been duly authorized, executed and delivered by the Adviser and the Administrator; the Investment Advisory Agreement has been duly authorized, executed and delivered by the Adviser; and the Administration Agreement has been duly authorized, executed and delivered by the Administrator; the Investment Advisory Agreement and the Administration Agreement constitute valid and legally binding agreements of the Adviser and the Administrator, respectively, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) or similar laws affecting creditors’ rights generally and (ii) rights to indemnification and contribution may be limited to equitable principles of general applicability or by state or federal securities laws or the policies underlying such law.

(g)           Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Adviser or the Administrator of its obligations hereunder, in connection with the offering, issuance or sale of the Securities and Underlying Securities hereunder or the consummation of the transactions contemplated by this Agreement, the Investment Advisory Agreement, the Administration Agreement or the Pricing Disclosure Package and the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds”), except (i) such as have been already obtained under the Securities Act, the Investment Company Act and the 1939 Act, (ii)

such as may be required under state securities laws and (iii) the filing of the Notification of Election under the Investment Company Act, which has been effected.

(h)           Description of the Adviser and the Administrator.  The description of the Adviser and the Administrator contained in the Pricing Disclosure Package and the Offering Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(i)            Possession of Licenses and Permits.  Each of the Adviser and the Administrator possesses such valid and current certificates, authorizations or permits issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it (collectively, “Governmental Licenses”), except where the failure so to possess would not reasonably be expected to, singly or in the aggregate, result in an Adviser Material Adverse Effect or an Administrator Material Adverse Effect, as applicable; each of the Adviser and Administrator is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in an Adviser Material Adverse Effect or an Administrator Material Adverse Effect, as applicable; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in an Adviser Material Adverse Effect or an Administrator Material Adverse Effect, as applicable; and neither the Adviser nor the Administrator has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in an Adviser Material Adverse Effect or an Administrator Material Adverse Effect, as applicable.

(j)            Employment Status.  The Adviser is not aware that (i) any executive, key employee or significant group of employees of the Company, if any, the Adviser or the Administrator, as applicable, plans to terminate employment with the Company, the Adviser or the Administrator or (ii) any such executive or key employee is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Adviser except where such termination or violation would not reasonably be expected to have an Adviser Material Adverse Effect.

Any certificate signed by any officer of the Adviser and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Adviser, as to matters covered thereby, to each Initial Purchaser.

4.             Purchase of the Securities by the Initial Purchasers, Agreements to Sell, Purchase and Resell.  (a) The Company hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof (the “Purchase Price”), the total principal amount of Firm Securities set forth opposite the name of such Initial Purchaser in Schedule I hereto plus any additional principal amount of Firm  Securities which such Initial Purchasers may become obligated to purchase pursuant to the provisions of Section 10 hereof (subject to such adjustments to eliminate fractional Securities as you may determine). On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to $20,000,000 aggregate principal amount of Additional Securities at the Purchase Price. The Representative may exercise this right on behalf of the Initial Purchasers in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement.  Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased.  Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 5 solely for the purpose of covering over allotments made in connection with the offering of the Firm Securities.  On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities plus any additional principal amount of Additional Securities which such Initial Purchasers may become obligated to purchase pursuant to the provisions of Section 10 hereof. The Company shall not be obligated to deliver any of the Securities to be delivered hereunder except upon payment for all of the Securities to be purchased as provided herein.

(b)           Each of the Initial Purchasers, severally and not jointly hereby represents and warrants to the Company that it will offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package and Offering Memorandum.  Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company, that such Initial Purchaser:

(i)            is a QIB and an “accredited investor” (as defined by Rule 501(a) of Regulation D and as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act) with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities;

(ii)           is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act;

(iii)          will solicit offers to buy the Securities only from, and will offer to sell and sell the Securities only to, Eligible Purchasers whom each reasonably believes is a QIB that in purchasing the Securities are deemed to have represented and agreed as provided in the Pricing Disclosure Package and the Offering Memorandum under the caption “Transfer Restrictions; Notice to Investors” and will take reasonable steps to ensure that the purchasers of such Securities are aware that such sale is being made in reliance on Rule 144A;

(iv)          including any person acting on its behalf, will not offer or sell the Securities, nor has it offered or sold the Securities by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising); and

(c)           Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

(i)            such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required; and

(ii)           such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum or any such other material, in all cases at its own expense.

(iii)          the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or pursuant to another exemption from the registration requirements of the Securities Act;

(d)           Such Initial Purchaser has not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Securities, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Securities other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum, (ii) any written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum, (iii) the Free Writing Offering Documents listed on Schedule III hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Company in writing, or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.

Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 8(c), 8(d) and 8(f) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

5.             Delivery of the Securities and Payment Therefor.  Delivery to the Initial Purchasers of and payment for the Firm Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, at 9:00 A.M., New York City time, on April 16, 2012 (the “Closing Date”).  The place of closing for the Firm Securities and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

Payment for any Additional Securities shall be made to the Company against delivery of such Additional Securities for the respective accounts of the Initial Purchasers at 9:00 A.M., New York City time, on the date specified in the corresponding notice described in Section 4(a) or at such other time on the same or on such other date, as may be varied by agreement between the Initial Purchasers and the Company.

The Securities will be delivered to the Initial Purchasers, or the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the applicable Securities to the account of the Initial Purchasers at DTC.  The Securities will be evidenced by one or more global securities in definitive form (the “Global Securities”) or by additional definitive securities, and will be registered, in the case of the Global Securities, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or the Option Closing Date, as the case may be.  The Securities to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be.

6.             Agreements of the Company.  The Company agrees with each of the Initial Purchasers as follows:

(a)           The Company will furnish to the Initial Purchasers, without charge, within one business day of the date of the Offering Memorandum, such number of copies of the Offering Memorandum (and any documents incorporated by reference therein) as may then be amended or supplemented as they may reasonably request.

(b)           The Company will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

(c)           The Company consents to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

(d)                                 If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Company will (i) give the Representative notice of such event and (ii) prepare an appropriate supplement or amendment thereto, and will promptly furnish to the Initial Purchasers and dealers a reasonable number of copies thereof, provided that the Company not use or distribute any such amendment or supplement to which the Representative or counsel for the Initial Purchasers shall reasonably object.

(e)                                  The Company will not make any offer to sell or solicitation of an offer to buy the Securities that would constitute a Free Writing Offering Document without the prior consent of the Representative, which consent shall not be unreasonably withheld or delayed; if at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representative and, if requested by the Representative, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f)                                    Promptly from time to time the Company will take such action as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(g)                                 For a period commencing on the date hereof and ending on the 90th day after the date of the Offering Memorandum, the Company agrees not to, directly or indirectly, (1) offer, pledge, sell, or otherwise dispose of any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock securities of the Company or other securities, in cash or otherwise, (3) make any demand for, or exercise any right with respect to, the registration of any shares of common stock or any security convertible into or exercisable or exchangeable for common stock; or (4) publicly disclose the intention to do any of the contemplated transactions in clause (1), (2) or (3), in each case without the prior written consent of Goldman, Sachs & Co., on behalf of the Initial Purchasers.  The foregoing restrictions shall not apply to (i) the issuance and sale by the Company of the Securities offered hereby, (ii) the issuance of the Underlying Securities by the Company upon conversion of Securities, if applicable, (iii) beginning 30 days after the date of the Offering Memorandum, the issuance and sale by the Company of common stock, including any option granted to underwriters or sales agents for additional shares in connection with an offering, (iv) the grant of options or other equity-based awards for common stock pursuant to employee benefit plans existing on the date hereof, (v) the issuance by the Company of shares of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (vi) the issuance by the Company of its shares of common stock as consideration in connection with that certain Master Purchase and Sale and Contribution Agreement, dated as of March 19, 2012, between the Company, First Tower Corp., and the other parties named therein.

(h)                                 The Company will furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), will make available to its securityholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that so long as the Company files periodic reports pursuant to Section 13 or 15(d) of the Exchange Act for the foregoing periods, the Company shall be deemed to comply with this Section 6(h).

(i)                                     For a period of twelve months following the date hereof, the Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders generally unless such report is furnished to or filed with the Commission or any stock exchange on which any class of securities of the Company is listed or regulatory body and (ii) from time to time such other information concerning the business and financial condition of the Company as the Initial Purchasers may reasonably request.

(j)                                     The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”

(k)                                  The Company and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities; provided that the Company may conduct repurchases of its securities under its share repurchase program provided such repurchases are made in accordance with applicable law.

(l)                                     Until the completion of the distribution of the Securities by the Initial Purchasers, the Company will file all documents required to be filed with the Commission pursuant to the Exchange Act and the Investment Company Act within the time periods required by the Exchange Act and the Investment Company Act. The Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Initial Purchasers shall reasonably object.

(m)                               The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(n)                                 The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Securities.

(o)                                 The Company agrees to comply in all material respects with all the terms and conditions of all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for “book entry” transfer.

(p)                                 The Company will use its best efforts to effect and maintain the listing of its common stock issuable upon conversion of the Securities on the NASDAQ.

(q)                                 The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.

7.                                       Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company’s accountants and counsel, but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection with any of the foregoing other than reasonable fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda); (iii) the issuance and delivery by the Company of the Securities and any taxes payable in connection therewith; (iv) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several jurisdictions as provided in Section 6(f) (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification); (v) the preparation, printing and distribution of one or more versions of the Offering Memorandum for distribution in Canada, often in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Initial Purchasers); (vi) the furnishing of such copies of the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (vii) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof); (viii) the approval of the Securities by DTC for “book-entry” transfer (including fees and expenses of counsel); (ix) the rating of the Securities; (x) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Securities; (xi) the performance by the Company of their other obligations under this Agreement; and (xii) all reasonable travel expenses (including expenses related to chartered aircraft) of each Initial Purchaser and the Company’s officers and employees and any other reasonable expenses of each Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Securities, and expenses associated with any electronic road show.

8.                                       Conditions to Initial Purchasers’ Obligations.  The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, and, if applicable, on and as of any Option Closing Date, of the representations and warranties of the Company, the Adviser and the Administrator contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)                                  The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date, and, if applicable any Option Closing Date, that the Pricing Disclosure Package or the Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Troutman Sanders LLP, counsel to the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein not misleading.

(b)                                 All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Indenture, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)                                  Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, and, if applicable, any Option Closing Date, substantially in the form of Exhibit A hereto.

(d)                                 The Company’s general counsel shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, and, if applicable, any Option Closing Date, substantially in the form of Exhibit B hereto.

(e)                                  Venable LLP, shall have furnished to the Initial Purchasers its written opinion, as Maryland counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, and, if applicable, any Option Closing Date, substantially in the form of Exhibit C hereto.

(f)                                    The Initial Purchasers shall have received from Troutman Sanders LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, and, if applicable, any Option Closing Date, with respect to the issuance and sale of the Securities, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

(g)                                 At the time of execution of this Agreement, the Initial Purchasers shall have received from BDO USA, LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)                                 With respect to the letter of BDO USA, LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Initial Purchasers a letter (the “bring-down letter”) of such accountants, addressed to the Initial Purchasers and dated the Closing Date, and, if applicable, any Option Closing Date, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date, and, if applicable, as of any Option Closing Date, (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the Closing Date, and, if applicable, any Option Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i)                                     Except as described in the Pricing Disclosure Package, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in the earnings, net asset value, prospects, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

(j)                                     The Company and the Adviser shall have furnished or caused to be furnished to the Initial Purchasers on the Closing Date, and, if applicable, on any Option Closing Date, certificates of officers of the Company and the Adviser satisfactory to the Initial Purchasers as to such matters as the Representative may reasonably request, including, without limitation, a statement that:

(i)                                     The representations, warranties and agreements of the Company and the Adviser in Section 2 and 3 are true and correct on and as of the Closing Date, and, if applicable, on and as of any Option Closing Date, and the Company and the Adviser have complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and, if applicable, any Option Closing Date; and

(ii)                                  The Company and the Adviser have carefully examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date, as of the Closing Date, and, if applicable, as of any Option Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package or the Offering Memorandum.

(k)                                  The Company and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received a copy thereof, duly executed by the Company and the Trustee.

(l)                                     As of the Closing Date, and, if applicable, on and as of any Option Closing Date, the common stock issuable upon conversion of the Securities shall have been approved for listing on the NASDAQ, subject only to official notice of issuance.

(m)                               The Representative shall have received an agreement substantially in the form of Exhibit D-1 hereto signed by the persons listed on Exhibit D-2 hereto.

(n)                                 Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the NASDAQ or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Closing Date, and, if applicable, on any Option Closing Date, on the terms and in the manner contemplated in the Offering Memorandum or that, in the judgment of the Representative, would materially and adversely affect the financial markets or the markets for the Securities and other debt securities.

(o)                                 On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded to the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company’s debt securities.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

9.                                       Indemnification and Contribution.

(a)                                  The Company hereby agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, the Investment Company Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto prepared by the Company, or (B) in any materials or information provided to investors by, or with the written approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 9(e).  The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Initial Purchaser or to any director, officer, employee or controlling person of that Initial Purchaser.  Any indemnification by the Company pursuant to this Agreement shall be subject to the requirements and limitations of Section 17(i) of the Investment Company Act.

(b)                                 Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, the Investment Company Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or (B) in any Marketing Materials or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto or in any Marketing Materials any material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representative by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 9(e).  The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

(c)                                  Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 9.  If any such claim or action shall be brought against an indemnified party, and such indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 9, if (i) the Company and the Initial Purchasers shall have so mutually agreed; (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchasers; (iii) the Initial Purchasers and their respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Company; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchasers or their respective directors, officers, employees or controlling persons, on the one hand, and the Company, on the other hand, and representation of both sets of parties by the same counsel would present a material conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)                                 If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement as set forth on the cover page of the Offering Memorandum.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Securities initially purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

(e)                                  The Initial Purchasers severally confirm and the Company acknowledges and agrees that the statements with respect to the offering of the Securities by the Initial Purchasers set forth in the last paragraph on the front cover of the Offering Memorandum and in the sixth paragraph of the section entitled “Plan of Distribution” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the

Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto.

10.                                 Defaulting Initial Purchasers.  If on the Closing Date, or on an Option Closing Date, as the case may be, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Securities that the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date or on an Option Closing Date, as the case may be, in the respective proportions that the principal amount of Securities set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule I hereto bears to the total principal amount of Securities set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule I hereto; provided, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Securities on the Closing Date or on an Option Closing Date, as the case may be, or if the aggregate principal amount of Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 10% of the aggregate principal amount of Securities to be purchased on the Closing Date or on an Option Closing Date, as the case may be.  If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other Initial Purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on the Closing Date or on an Option Closing Date, as the case may be.

If other Initial Purchasers are obligated or agree to purchase the Securities of a defaulting or withdrawing Initial Purchaser, either the remaining Initial Purchasers or the Company may postpone the Closing Date or an Option Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement.

If the remaining Initial Purchasers or other Initial Purchasers satisfactory to the Initial Purchasers do not elect to purchase: (a) the Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company; or (b) the Additional Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on an Option Closing Date, the non-defaulting Initial Purchasers shall have, the option to either: (i) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date without liability on the part of any non-defaulting Initial Purchaser or the Company; or (ii) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchaser would have been obligated to purchase in the absence of such default.

As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default.

11.                                 Termination.  The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 8(i), (n) or (o) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.

12.                                 Reimbursement of Initial Purchasers’ Expenses.  If (a) the Company fails to tender the Securities for delivery to the Initial Purchasers or (b) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

13.                                 Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)                                  if to any Initial Purchaser, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission to Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Registration Department, with a copy to Troutman Sanders LLP, Attention: David M. Carter (Fax: (804) 698-5196));

(b)                                 if to the Company, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to Prospect Capital Corporation, 10 East 40th Street, New York, New York 10016, Attention: Joseph Ferraro (Fax: (212) 448-9652), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, Attention: Richard T. Prins (Fax: (917) 777-2790);

provided, that any notice to an Initial Purchaser pursuant to Section 9(c) shall be delivered or sent by hand delivery, mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to Goldman, Sachs & Co., which address will be supplied to any other party hereto by Goldman, Sachs & Co. upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Goldman, Sachs & Co. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow  the underwriters to properly identify their respective clients.

14.                                 Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

15.                                 Survival.  The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

16.                                 Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.”  For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange is open for trading and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act, unless otherwise indicated.

17.                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of New York, without regard to its choice of law provisions.

18.                                 No Fiduciary Duty.  The Company acknowledges and agrees that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between the Company, and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the purchase price of the Securities, and such relationship between the Company, and the Initial Purchasers is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Company.  The Company hereby waives any claims that the Company may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Securities.

19.                                 Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

20.                                 Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows]

If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PROSPECT CAPITAL CORPORATION

	By	/s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: President and Chief Operating Officer

PROSPECT CAPITAL MANAGEMENT LLC

	By	/s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Managing Director

PROSPECT ADMINISTRATION LLC

	By	/s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Managing Director

Accepted:

GOLDMAN, SACHS & CO.,
For itself and as Representative of the several Initial Purchasers named in Schedule I hereto

/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

SCHEDULE I

Principal
Amount of
Firm Securities
to be
Initial Purchasers	Purchased
Goldman, Sachs & Co	$110,500,000
Barclays Capital Inc.	$19,500,000
Total	$130,000,000

I-1

SCHEDULE II

PRICING TERM SHEET

DATED APRIL 11, 2012

Prospect Capital Corporation

$130,000,000

5.375% Senior Convertible Notes due 2017

The information in this pricing term sheet relates only to the offering of Prospect Capital Corporation’s 5.375% senior convertible notes due 2017 and should be read together with the preliminary offering memorandum dated April 10, 2012 (the “Preliminary Offering Memorandum”) relating to such offering and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum. Terms used herein but not defined herein shall have the respective meanings set forth in the Preliminary Offering Memorandum.

Issuer	Prospect Capital Corporation (the “Company”)
Security	5.375% Senior Convertible Notes due 2017 (the “Notes”)
Principal Amount Offered	$130,000,000. In addition, the Company has granted the initial purchasers a 30-day option to purchase up to an additional $20,000,000 aggregate principal amount of Notes.
Net Proceeds	$126,035,000 (or $145,485,000 if the option is exercised in full), after deducting the fees and estimated expenses payable by the Company
Maturity	October 15, 2017, unless earlier converted or repurchased
Annual Interest Rate	5.375%
Interest Payment Dates

Interest will accrue from the Settlement Date (defined below) and will be payable in cash in arrears on April 15 and October 15 of each year, beginning on October 15, 2012. Upon any conversion, holders will be entitled to a cash payment representing accrued and unpaid interest to, but not including, the conversion date, unless the Notes are converted after a record date for an interest payment but prior to the corresponding interest payment date. Any such payment will be made on the settlement date applicable to the relevant conversion.

Denomination	$1,000 and integral multiples thereof
Issue Price	97.75%, plus accrued interest, if any, from April 16, 2012
The NASDAQ Global Select Market Symbol of the Company’s Common Stock	PSEC
NASDAQ Global Select Market Closing Price on April 10, 2012	$10.59
Conversion Premium	Approximately 10%
Initial Conversion Price	Approximately $11.65 per share of the Company’s common stock, par value $0.001 per share (the “Common Stock”)
Initial Conversion Rate	85.8442 shares per $1,000 principal amount of Notes
Call Protection	Non-callable
Trade Date	April 11, 2012
Settlement Date	On or about April 16, 2012
Initial Purchasers	Goldman, Sachs & Co. and Barclays Capital Inc.
Listing	None
CUSIP	74348T AF9
ISIN	US74348TAF93

II-1

Adjustment to Conversion Rate upon a Non-Stock Change of Control

The number of additional shares by which the conversion rate will be increased in the event of a “non-stock change of control” (as defined in the Preliminary Offering Memorandum) will be determined by reference to the table below (subject to the limitations described below), based on the date on which the non-stock change of control occurs or becomes effective (the “effective date”) and the price (the “stock price”) paid per share of Common Stock in the non-stock change of control.

Make-Whole Table:

Effective	Stock Price
Date	$10.59	$11.25	$11.69	$12.00	$12.50	$13.00	$13.50	$14.00	$15.00
April 16, 2012	8.5844	7.5915	5.6903	4.5445	2.9958	1.7852	0.8940	0.3160	0.0000
October 15, 2012	8.5844	7.5519	5.6562	4.5130	2.9642	1.7484	0.8409	0.2540	0.0000
October 15, 2013	8.5844	7.5660	5.6733	5.5325	2.9798	1.7561	0.8432	0.2520	0.0000
October 15, 2014	8.5844	7.6025	5.7020	4.5541	2.9926	1.7613	0.8380	0.2424	0.0000
October 15, 2015	8.5844	7.6405	5.7155	4.5530	2.9730	1.7323	0.8070	0.2156	0.0000
October 15, 2016	8.5844	7.2443	5.2622	4.0818	2.5187	1.3347	0.5241	0.0806	0.0000
October 15, 2017	8.5844	3.0446	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock price and effective dates may not be set forth on the table, in which case, if the stock price is:

•                  between two stock price amounts on the table or the effective date is between two dates on the table, the number of additional shares will be determined by straight-line interpolation between the number of additional shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 360-day year;

•                  in excess of $15.00 per share (subject to adjustment), no additional shares will be issued upon conversion; and

•                  less than $10.59 per share (subject to adjustment), no additional shares will be issued upon conversion.

Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion, exceed 94.4286 per $1,000 principal amount of the Notes, subject to the same adjustments as the conversion rate as set forth under “Description of the Notes—Conversion Rate Adjustments” in the Preliminary Offering Memorandum.

Use of Proceeds:

The Company estimates that the net proceeds it receives from this offering will be approximately $126,035,000 (or $145,485,000 if the over-allotment is exercised in full), after deducting the fees and estimated offering expenses payable by the Company of $390,000.

The Company intends to use the net proceeds from the offering initially to maintain balance sheet liquidity, involving repayment of debt under its credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with its investment objective. The Company anticipates that substantially all of the net proceeds from this offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with its investment objective and market conditions.

2

Certain Material U.S. Federal Income Tax Considerations—Original Issue Discount:

The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading “Certain U.S. Federal Income Tax Considerations” in the accompanying Preliminary Offering Memorandum and is subject to the qualifications and assumptions set forth therein.

The Notes are being issued with original issue discount (“OID”) for U.S. federal income tax purposes in an amount equal to the difference between their stated principal amount and their “issue price” (the first price at which a substantial amount of the Notes is sold to the public). Accordingly, the discussion of OID set forth under the heading “Certain U.S. Federal Income Tax Considerations” in the accompanying Preliminary Offering Memorandum will apply to holders of the Notes. All holders are urged to consult their own tax advisors regarding the application of the OID rules to their particular circumstances. See “Certain U.S. Federal Income Tax Considerations” in the accompanying Preliminary Offering Memorandum.

This material is confidential and is for your information only and is not intended to be used by anyone other than you.

The Notes and the shares of common stock issuable upon conversion have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. Unless they are registered, the Notes and the shares of common stock issuable upon conversion may be offered only in transactions that are exempt from registration under the Securities Act or the securities laws of any other jurisdiction. Accordingly, the Company is offering the Notes only to qualified institutional buyers. For further details about eligible offerees and resale restrictions, see “Transfer Restrictions; Notice to Investors” in the offering memorandum for the offering.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of these securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification of such securities under the laws of any such jurisdiction.

A copy of the offering memorandum for the offering of the Notes may be obtained by contacting: Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Registration Department.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

3

SCHEDULE III

1.                                       Term sheet containing the terms of the securities, substantially in the form of Schedule II.

III-1

Exhibit A

Company Counsel Opinion

Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to Goldman, Sachs & Co., to the effect that:

(i)                                     Based solely on our review of the Delaware Certificates, each of the Adviser and the Administrator is duly formed, is in good standing and has legal existence under the Delaware Limited Liability Company Act (the “DLLCA”).

(ii)                                  Based solely on our review of the Foreign Qualification Certificates, each Opinion Party is authorized to do business in the State of New York.

(iii)                               The Adviser and the Administrator have the limited liability company power and authority to execute and deliver each of the Purchase Agreement, the global certificate evidencing the Securities (the “Note Certificate”), the Indenture, the Advisory Agreement and the Administration Agreement (collectively, the “Transaction Agreements”) to which such Opinion Party is a party and to consummate the transactions contemplated thereby under the DLLCA.

(iv)                              Each of the Transaction Agreements to which the Adviser and the Administrator are a party has been duly authorized, executed and delivered by all requisite limited liability company action on the part of such Opinion Party under the DLLCA.

(v)                                 Each of the Advisory Agreement and the Administration Agreement to which an Opinion Party is a party constitutes the valid and binding obligation of such Opinion Party, enforceable against such Opinion Party in accordance with its terms under the laws of the State of New York.

(vi)                              Neither the execution and delivery by each Opinion Party of the Transaction Agreements to which such Opinion Party is a party nor the consummation by the Opinion Party of the transactions contemplated thereby, including the issuance and sale of the Securities: (i) violates any law, rule or regulation of the State of New York, the DLLCA, or the laws of the United States of America, or (ii) requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York, the DLLCA, or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(vii)                           Neither the execution and delivery by each Opinion Party of the Transaction Agreements to which such Opinion Party is a party nor the consummation by the Opinion Party of the transactions contemplated thereby, including the issuance and sale of Securities: (i) violates any provision of the 1940 Act, the General Rules and Regulations under the 1940 Act (the “1940 Act Rules”), the Investment Advisers Act of 1940, as amended (the

A-1

“Advisers Act”), or the General Rules and Regulations under the Advisers Act (the “Advisers Act Rules”) (except that we do not express any opinion with respect to the antifraud provisions of any of the foregoing), or (ii) requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any provision of the 1940 Act, the 1940 Act Rules, the Advisers Act, the Advisers Act Rules except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(viii)                        The statements set forth under the heading “Regulation” in the Pricing Disclosure Package and Offering Memorandum, insofar as such statements purport to summarize certain provisions of the 1940 Act, 1940 Act Rules, the Advisers Act and the Advisers Act Rules discussed therein, fairly summarize such provisions in all material respects.

(ix)                                The provisions of the Charter and By-laws and the investment objectives, policies and restrictions described in the Pricing Disclosure Package and the Offering Memorandum are not inconsistent with the provisions of the 1940 Act applicable to the Company as a “business development company.”

(x)                                   The Adviser has the limited liability company power and authority under the DLLCA to conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum.

(xi)                                The Administrator has the limited liability company power and authority under the DLLCA to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Offering Memorandum.

(xii)                             The statements in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of the Notes” insofar as such statements purport to summarize certain provisions of the Indenture and the Note Certificate, respectively, fairly summarize such provisions in all material respects.

(xiii)                          The Indenture has been duly executed and delivered by the Company, to the extent that execution and delivery are matters governed by the laws of the State of New York, and, assuming due authorization, execution and delivery thereof by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms under the laws of the State of New York.

(xiv)                         The Note Certificate has been duly executed by the Company, to the extent such execution is a matter governed by the laws of the State of New York, and when duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Purchase Agreement and the Indenture, the Note Certificate will constitute valid and binding obligation of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms under the laws of the State of New York.

(xv)                            Assuming (i) the accuracy of the representations and warranties of the Company set forth in Section 2 of the Purchase Agreement, the Adviser and the Administrator set forth in Section 3 of the Purchase Agreement and of you in Section 4 of the Purchase

2

Agreement, (ii) the due performance by the Company of the covenants and agreements set forth in Section 6 of the Purchase Agreement and the due performance by you of the covenants and agreements set forth in Section 4 of the Purchase Agreement, (iii) your compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum,  (iv) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Offering Memorandum by purchasers to whom you initially resell the Securities and (v) that purchasers to whom you initially resell the Securities receive a copy of the Offering Memorandum prior to confirmation of such sale, the offer, sale and delivery of the Securities to you in the manner contemplated by the Purchase Agreement and the Offering Memorandum and the initial resale of the Securities by you in the manner contemplated in the Pricing Disclosure Package, the Offering Memorandum and the Purchase Agreement, do not require registration under the Securities Act or qualification of the Indenture under the Trust Indenture Act of 1939, it being understood that we do not express any opinion with respect to the common stock issuable upon conversion of any Security or any subsequent reoffer or resale of any Security or such common stock.

(xvi)                         Under current U.S. federal income tax law, although the discussion set forth in the Preliminary Offering Memorandum and Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” does not purport to discuss all possible U.S. federal income tax consequences of the purchase, ownership or disposition of the Securities and the Common Stock, such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax consequences that are anticipated to be material to holders who purchase the Securities pursuant to the Pricing Disclosure Package and the Offering Memorandum, subject to the qualifications set forth in such discussion.

*     *     *     *     *

Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company; in-house counsel to the Company, the Adviser, and the Administrator; representatives of the independent registered public accountants of the Company; and representatives of the Initial Purchasers and counsel for the Initial Purchasers at which the contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed. Such counsel shall be permitted not to pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum and have made no independent check or verification thereof (except to the limited extent referred to in paragraphs (viii), (xii) and (xvi) above).

On the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Offering Memorandum, as of its date and the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ attestation report thereon).  In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Pricing Disclosure Package, as of the Applicable

3

Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, or the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ attestation report thereon).

4

Exhibit B

General Counsel Opinion

The Company’s general counsel shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to Goldman, Sachs & Co., to the effect that:

(i)                                     To such counsel’s knowledge, no holders of securities of the Company have contractual rights which have not already been exercised to require the registration under the Securities Act of resales of such securities;

(ii)                                  Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum, as of the date of the Pricing Disclosure Package and the Offering Memorandum, to such counsel’s knowledge, there were no options, warrants or other rights to purchase or acquire any shares of capital stock of the Company;

(iii)                               To such counsel’s knowledge and except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no U.S. federal or New York State legal or governmental proceedings pending or threatened to which the Adviser or the Administrator is a party or to which the properties of the Adviser or the Administrator are subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect, or which seek to restrain, enjoin or prevent the consummation of the issuance or sale of the Securities to be sold under the Agreement;

(iv)                              To such counsel’s knowledge and except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or its directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal or New York State governmental or regulatory commission, board, body, authority or agency which would, in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(v)                                 Neither the execution and delivery by the Company of the Agreement, the Indenture nor the issuance, sale and performance of the Securities, conflict with or constitute a breach or violation of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, pursuant to any of the agreements listed on Schedule A to this opinion (except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not result in a Material Adverse Effect), nor, to such counsel’s knowledge, will such action result in a violation of or conflict with any judgment, order, writ or decree, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, or any of its properties, assets or operations.

B-1

Exhibit C

Maryland Counsel Opinion

Venable LLP shall have furnished to the Initial Purchasers its written opinion, as Maryland counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to Goldman, Sachs & Co., to the effect that:

(i)                                     The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (“SDAT”).  The Company has the corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum under the caption “Business.”

(ii)                                  The sale and issuance of the Securities pursuant to the Purchase Agreement and the Indenture have been duly authorized by the Company.  The issuance of the Underlying Securities upon the conversion of the Securities in accordance with the terms of the Indenture has been duly authorized by the Company.

(iii)                               The Underlying Securities, when and if issued and delivered by the Company upon the conversion of the Securities, in accordance with the terms of the Securities, the Indenture and the Resolutions, will be validly issued, fully paid and nonassessable.  The issuance of the Underlying Securities upon the conversion of the Securities is not subject to preemptive rights or other similar rights under the Maryland General Corporation Law (“MGCL”), the Charter or the Bylaws.

(iv)                              The execution and delivery of each of the Indenture, the Purchase Agreement, the Investment Advisory Agreement and the Administration Agreement (collectively, the “Note Documents”) have been duly authorized by all necessary corporate action on the part of the Company.  Each of the Note Documents has been duly executed and, so far as is known to us, delivered by the Company.  The Company has the corporate power to execute and deliver the Note Documents and to perform its obligations thereunder.

(v)                                 The statements in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors — Risks Relating to Our Common Stock — Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock” and “Description of Our Capital Stock” in each case insofar as such statements purport to summarize certain provisions of Maryland law, the Charter or the Bylaws, are accurate in all material respects.

(vi)                              Neither (a) the execution, delivery and performance by the Company of the Note Documents nor (b) the sale and issuance of the Securities or the Underlying Securities will conflict with or constitute a breach of the Charter or Bylaws or any Maryland law or regulation, or, so far as is known to us, any order or decree of any Maryland governmental authority applicable to the Company (other than any law, regulation, order or decree in

C-1

connection with the securities laws of the State of Maryland, as to which no opinion is hereby expressed).

(vii)                           The terms of the Underlying Securities conform as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Our Capital Stock.”

(viii)                        The authorized, issued and outstanding stock of the Company was as set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Capitalization” as adjusted (the “Outstanding Shares”), and the shares of stock of the Company issued and outstanding as of such date were duly authorized, validly issued, fully paid and nonassessable, and were not subject to preemptive rights or other similar rights under the MGCL, the Charter or the Bylaws.

(ix)                                The Common Stock Certificate complies with the applicable requirements of the MGCL and with any applicable requirement under the Charter and Bylaws.

(x)                                   No consent, approval, authorization, order, registration or qualification of or with any court or governmental or regulatory authority of the State of Maryland is required for the execution, delivery and performance by the Company of the Note Documents or the compliance by the Company with the terms thereof, except such as have been obtained or made, if any (other than any consent, approval, authorization, order, registration or qualification in connection with the securities laws of the State of Maryland, as to which no opinion is expressed hereby).

C-2

Exhibit D-1

Form of Lock-Up Agreement

April 11, 2012

Goldman, Sachs & Co.
As Representative of the several
   Initial Purchasers named in Schedule I to the Purchase Agreement

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Purchase Agreement (the “Purchase Agreement”) to be entered into by Prospect Capital Corporation, a Maryland corporation (the “Company”), Prospect Capital Management, LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”), Prospect Administration, LLC, a Delaware limited liability company (the “Administrator”), and you, the initial purchasers (the “Initial Purchasers”), with respect to the offering (the “Offering”) of the Company’s     % Senior Convertible Notes due 2017 (the “Notes”).  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

In order to induce you to enter into the Purchase Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final offering memorandum relating to the Offering, the undersigned will not, without the prior written consent of Goldman, Sachs & Co., on behalf of the Initial Purchasers, (i) offer, pledge, sell, contract to sell or otherwise dispose of (or enter into any transaction or device that is designed to result in the disposition by the undersigned within the 90 day timeframe noted above of) any shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and shares of Common Stock that may be issued upon exercise of any options or warrants), or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, including but not limited to by establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to any shares of Common Stock or any other securities of the Company that are substantially similar to

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any shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock of the Company or other securities, in cash or otherwise, (iii) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (iv) publicly disclose the intention to do any of the contemplated transactions in clause (i), (ii) or (iii), in each case without the prior written consent of Goldman, Sachs & Co., on behalf of the Initial Purchasers.  The foregoing sentence shall not apply to bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer that (a) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (b) no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the 90-day period referred to above) and (c) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of shares of Common Stock in connection with the filing of any registration statement to be filed with the Commission by the Company. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of Goldman, Sachs & Co., make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, or warrants or other rights to purchase shares of Common Stock or any such securities.

The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to shares of common stock or other securities subject to this Lock-Up Letter Agreement of which the undersigned is the record holder, and, with respect to shares of common stock or other securities subject to this Lock-Up Letter Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.

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If (i) the Company notifies you in writing that it does not intend to proceed with the Offering or (ii) for any reason the Purchase Agreement shall be terminated prior to the “time of purchase” (as defined in the Purchase Agreement), this Lock-Up Letter Agreement shall automatically terminate and the undersigned shall be released from its obligations hereunder.

Very truly yours,

Name:
Title:

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Exhibit D-2

Persons Subject to Lock-Ups

William J. Gremp

Andrew C. Cooper

Eugene S. Stark

John F. Barry III

M. Grier Eliasek

Brian H. Oswald

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